UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and Income Fund

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2021

Item 1. Reports to Stockholders

Semiannual report

Closed-end fund

Delaware Enhanced Global Dividend and Income Fund

May 31, 2021

The figures in the semiannual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Enhanced Global Dividend and Income Fund (“DEX” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). The Fund currently makes monthly distributions to common shareholders at a targeted annual distribution rate of 6.5% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 6.5% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/about/press-releases-closed-end.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. These include the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of May 31, 2021, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Security type / sector and country allocations
Delaware Enhanced Global Dividend and Income Fund

As of May 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Percentage
Security type / sector	of net assets
Convertible Bonds	10.17%
Basic Industry	0.20%
Brokerage	0.36%
Capital Goods	0.38%
Communications	1.85%
Consumer Cyclical	0.24%
Consumer Non-Cyclical	2.35%
Electric	0.41%
Energy	0.95%
Real Estate Investment Trusts	0.71%
Technology	2.30%
Transportation	0.42%
Corporate Bonds	53.42%
Automotive	2.48%
Banking	1.85%
Basic Industry	5.90%
Capital Goods	1.90%
Communications	3.93%
Consumer Cyclical	5.72%
Consumer Non-Cyclical	2.59%
Electric	0.57%
Energy	7.36%
Financials	2.55%
Healthcare	5.60%
Insurance	1.12%
Media	4.76%
REIT Diversified	0.05%
REIT Hotel	0.19%
REIT Self-Storage	0.51%
Services	0.95%
Technology	1.14%
Transportation	1.47%
Utilities	2.78%
Sovereign Bonds	3.04%
Armenia	0.14%
Brazil	0.15%
Colombia	0.14%
Dominican Republic	0.12%
Egypt	0.30%
Honduras	0.12%
Indonesia	0.20%
Ivory Coast	0.26%
Malaysia	0.22%
Morocco	0.15%
Panama	0.05%
Paraguay	0.17%
Peru	0.15%
Romania	0.19%
Serbia	0.10%
Ukraine	0.18%
Uruguay	0.23%
Uzbekistan	0.17%
Supranational Bank	0.31%
Common Stock	60.86%
Communication Services	5.58%
Consumer Discretionary	7.74%
Consumer Staples	14.95%
Energy	1.27%
Financials	3.88%
Healthcare	11.10%
Industrials	4.18%
Information Technology	7.84%
Materials	2.35%
Real Estate	0.02%
REIT Diversified	0.03%
REIT Healthcare	0.07%
REIT Mall	0.07%
REIT Multifamily	0.65%
REIT Self-Storage	0.07%
Utilities	1.06%
Convertible Preferred Stock	2.71%
Exchange-Traded Funds	0.71%
Limited Partnerships	1.38%
Leveraged Non-Recourse Security	0.00%
Short-Term Investments	3.05%
Total Value of Securities	135.65%
Liabilities Net of Receivables and Other
Assets	(35.65%)
Total Net Assets	100.00%

(continues)                    1

Security type / sector and country allocations
Delaware Enhanced Global Dividend and Income Fund

Percentage
Country*	of net assets
Argentina	0.01%
Armenia	0.14%
Brazil	0.27%
Canada	1.36%
Chile	0.35%
Colombia	0.14%
Denmark	2.05%
Dominican Republic	0.12%
Egypt	0.30%
France	7.75%
Georgia	0.16%
Germany	5.09%
Honduras	0.12%
Hong Kong	0.36%
Indonesia	0.20%
Ireland	0.32%
Italy	0.17%
Ivory Coast	0.26%
Japan	5.93%
Kazakhstan	0.34%
Luxembourg	0.50%
Malaysia	0.37%
Mexico	0.52%
Morocco	0.31%
Netherlands	1.38%
Panama	0.20%
Paraguay	0.28%
Peru	0.15%
Puerto Rico	0.52%
Qatar	0.17%
Republic of Vietnam	0.37%
Romania	0.19%
Serbia	0.10%
Spain	1.16%
Supranational	0.31%
Sweden	3.31%
Switzerland	5.69%
Ukraine	0.18%
United Arab Emirates	0.31%
United Kingdom	5.52%
United States	84.69%
Uruguay	0.23%
Uzbekistan	0.17%
Zambia	0.53%
Total	132.60%

*	Allocation includes all investments except for short-term.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 5 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

May 31, 2021 (Unaudited)

	Principal
	amount°	Value (US $)
Convertible Bonds – 10.17%
Basic Industry – 0.20%
Ivanhoe Mines 144A
2.50% exercise price
$7.43, maturity date
4/15/26 #	219,000	$268,275
		268,275
Brokerage – 0.36%
FTI Consulting 2.00%
exercise price
$101.38, maturity
date 8/15/23	313,000	451,190
Repay Holdings 144A
0.484% exercise price
$33.60, maturity date
2/1/26 #, ^	39,000	37,854
		489,044
Capital Goods – 0.38%
Chart Industries 144A
1.00% exercise price
$58.73, maturity date
11/15/24 #	200,000	508,625
		508,625
Communications – 1.85%
Cable One 144A
1.125% exercise price
$2,275.83, maturity
date 3/15/28 #	409,000	407,178
DISH Network 3.375%
exercise price $65.17,
maturity date
8/15/26	406,000	420,007
InterDigital 2.00%
exercise price $81.29,
maturity date 6/1/24	408,000	478,429
Liberty Broadband 144A
1.25% exercise price
$900.01, maturity
date 9/30/50 #	431,000	434,232
Liberty Latin America
2.00% exercise price
$20.65, maturity date
7/15/24	203,000	210,033
Liberty Media 2.25%
exercise price $32.97,
maturity date
9/30/46	1,142,000	538,225
		2,488,104
Consumer Cyclical – 0.24%
Ford Motor 144A 0.00%
exercise price $17.49,
maturity date
3/15/26 #, ^	292,000	322,520
		322,520
Consumer Non-Cyclical – 2.35%
BioMarin Pharmaceutical
0.599% exercise price
$124.67, maturity
date 8/1/24	390,000	394,875
Chefs’ Warehouse
1.875% exercise price
$44.20, maturity date
12/1/24	472,000	485,594
Collegium
Pharmaceutical
2.625% exercise price
$29.19, maturity date
2/15/26	328,000	358,247
Insulet 0.375% exercise
price $226.73,
maturity date 9/1/26	117,000	157,584
Integra
LifeSciences Holdings
0.50% exercise price
$73.67, maturity date
8/15/25	443,000	495,318
Ionis Pharmaceuticals
0.125% exercise price
$83.28, maturity date
12/15/24	275,000	251,674
Jazz Investments I 144A
2.00% exercise price
$155.81, maturity
date 6/15/26 #	264,000	354,750
Neurocrine Biosciences
2.25% exercise price
$75.92, maturity date
5/15/24	136,000	184,535
Paratek Pharmaceuticals
4.75% exercise price
$15.90, maturity date
5/1/24	503,000	475,021
		3,157,598

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

	Principal
	amount°	Value (US $)
Convertible Bonds (continued)
Electric – 0.41%
NextEra Energy Partners
144A 0.357%
exercise price $76.16,
maturity date
11/15/25 #, ^	143,000	$148,148
NRG Energy 2.75%
exercise price $45.54,
maturity date 6/1/48	367,000	396,360
		544,508
Energy – 0.95%
Cheniere Energy 4.25%
exercise price
$138.38, maturity
date 3/15/45	890,000	748,389
Helix Energy Solutions
Group 6.75%
exercise price $6.97,
maturity date
2/15/26	449,000	530,090
		1,278,479
Real Estate Investment Trusts – 0.71%
Blackstone Mortgage
Trust 4.75% exercise
price $36.23, maturity
date 3/15/23	611,000	633,546
Summit Hotel Properties
1.50% exercise price
$11.99, maturity date
2/15/26	304,000	319,200
		952,746
Technology – 2.30%
Coherus Biosciences
1.50% exercise price
$19.26, maturity date
4/15/26	259,000	260,090
Knowles 3.25% exercise
price $18.43, maturity
date 11/1/21	212,000	244,203
Microchip Technology
1.625% exercise price
$94.13, maturity date
2/15/27	218,000	507,526
ON Semiconductor
1.625% exercise price
$20.72, maturity date
10/15/23	235,000	464,712
Palo Alto Networks
0.75% exercise price
$266.35, maturity
date 7/1/23	333,000	479,520
Quotient Technology
1.75% exercise price
$17.36, maturity date
12/1/22	488,000	509,579
Synaptics 0.50%
exercise price $72.85,
maturity date
6/15/22	216,000	372,600
Travere Therapeutics
2.50% exercise price
$38.80, maturity date
9/15/25	294,000	251,276
		3,089,506
Transportation – 0.42%
Seaspan 144A 3.75%
exercise price $13.01,
maturity date
12/15/25 #	402,000	490,641
Spirit Airlines 1.00%
exercise price $49.07,
maturity date
5/15/26	69,000	70,815
		561,456
Total Convertible Bonds
(cost $12,079,153)		13,660,861

Corporate Bonds – 53.42%
Automotive – 2.48%
Allison Transmission
144A 5.875%
6/1/29 #	715,000	776,830
CSC Holdings 144A
5.00% 11/15/31 #	325,000	323,352
Ford Motor 9.00%
4/22/25	305,000	373,030
Ford Motor Credit
3.375% 11/13/25	700,000	717,538
4.542% 8/1/26	675,000	727,792
Jaguar Land Rover
Automotive 144A
5.875% 1/15/28 #	400,000	408,926
		3,327,468

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking – 1.85%
Banco Nacional de
Panama 144A 2.50%
8/11/30 #	200,000	$194,997
Bank of Georgia 144A
6.00% 7/26/23 #	200,000	213,790
Morgan Stanley 5.875%
9/15/26 µ, ψ	920,000	1,049,950
Natwest Group 8.625%
8/15/21 µ, ψ	315,000	318,941
Popular 6.125%
9/14/23	655,000	704,616
		2,482,294
Basic Industry – 5.90%
Avient 144A 5.75%
5/15/25 #	188,000	199,278
Boise Cascade 144A
4.875% 7/1/30 #	18,000	19,058
Chemours 144A 5.75%
11/15/28 #	350,000	374,539
Corp Nacional del Cobre
de Chile 144A 3.15%
1/14/30 #	250,000	258,489
First Quantum Minerals
144A 7.25%
4/1/23 #	340,000	347,087
144A 7.50%
4/1/25 #	345,000	358,648
Freeport-McMoRan
4.55% 11/14/24	365,000	396,507
5.45% 3/15/43	400,000	483,500
INEOS Quattro Finance
2 144A 3.375%
1/15/26 #	400,000	400,375
Koppers 144A 6.00%
2/15/25 #	484,000	497,467
Minera Mexico 144A
4.50% 1/26/50 #	200,000	216,875
New Gold 144A 7.50%
7/15/27 #	335,000	365,579
NOVA Chemicals
144A 4.25%
5/15/29 #	360,000	361,431
144A 5.00%
5/1/25 #	285,000	304,148
OCP 144A 4.50%
10/22/25 #	200,000	214,425
Olin
5.00% 2/1/30	380,000	403,826
5.125% 9/15/27	478,000	499,687
PowerTeam Services
144A 9.033%
12/4/25 #	640,000	707,619
Standard Industries
144A 4.75%
1/15/28 #	325,000	338,219
Steel Dynamics 5.00%
12/15/26	665,000	696,317
Univar Solutions USA
144A 5.125%
12/1/27 #	305,000	320,253
Vale Overseas 3.75%
7/8/30	150,000	159,483
		7,922,810
Capital Goods – 1.90%
Ardagh Packaging
Finance 144A 5.25%
8/15/27 #	330,000	333,300
Ashtead Capital 144A
4.375% 8/15/27 #	375,000	395,404
Intertape Polymer Group
144A 4.375%
6/15/29 #	390,000	394,388
Terex 144A 5.00%
5/15/29 #	405,000	421,739
TransDigm 144A 6.25%
3/15/26 #	288,000	303,942
Vertical US Newco 144A
5.25% 7/15/27 #	670,000	697,637
		2,546,410
Communications – 3.93%
Altice France 144A
7.375% 5/1/26 #	307,000	319,639
Altice France Holding
144A 6.00%
2/15/28 #	680,000	667,315
Consolidated
Communications
144A 5.00%
10/1/28 #	165,000	168,096
144A 6.50%
10/1/28 #	165,000	178,797
Frontier Communications
Holdings 144A
5.875% 10/15/27 #	325,000	345,971
Level 3 Financing 144A
4.25% 7/1/28 #	605,000	607,057
Ooredoo International
Finance 144A 5.00%
10/19/25 #	200,000	230,682
Sprint 7.125% 6/15/24	728,000	840,228

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
T-Mobile USA
2.625% 4/15/26	190,000	$193,619
3.375% 4/15/29	190,000	193,605
3.50% 4/15/31	110,000	112,012
Zayo Group Holdings
144A 4.00%
3/1/27 #	770,000	753,638
144A 6.125%
3/1/28 #	660,000	672,718
		5,283,377
Consumer Cyclical – 5.72%
Boyd Gaming
4.75% 12/1/27	151,000	154,578
6.375% 4/1/26	513,000	530,673
Caesars Entertainment
144A 6.25%
7/1/25 #	660,000	696,412
Carnival
144A 5.75%
3/1/27 #	680,000	723,350
144A 7.625%
3/1/26 #	490,000	537,163
GLP Capital / GLP
Financing II 5.375%
4/15/26	122,000	139,455
H&E Equipment Services
144A 3.875%
12/15/28 #	200,000	193,718
Hilton Domestic
Operating 144A
4.00% 5/1/31 #	605,000	610,944
Hilton Worldwide
Finance 4.875%
4/1/27	435,000	453,679
L Brands
6.875% 11/1/35	365,000	440,312
6.95% 3/1/33	244,000	285,203
Levi Strauss & Co. 144A
3.50% 3/1/31 #	322,000	317,531
MGM Resorts
International 4.75%
10/15/28	140,000	147,891
Murphy Oil USA 144A
3.75% 2/15/31 #	330,000	321,268
Royal Caribbean Cruises
144A 5.50%
4/1/28 #	690,000	727,087
Scientific Games
International 144A
8.25% 3/15/26 #	292,000	314,484
Six Flags Entertainment
144A 4.875%
7/31/24 #	205,000	207,171
Wyndham Hotels &
Resorts 144A 4.375%
8/15/28 #	858,000	878,463
		7,679,382
Consumer Non-Cyclical – 2.59%
Aramark Services 144A
5.00% 2/1/28 #	530,000	547,722
JBS USA LUX
144A 6.50%
4/15/29 #	360,000	403,519
144A 6.75%
2/15/28 #	40,000	43,810
Kraft Heinz Foods 5.20%
7/15/45	625,000	739,389
Legends Hospitality
Holding 144A 5.00%
2/1/26 #	210,000	217,612
Pilgrim’s Pride 144A
5.875% 9/30/27 #	700,000	745,500
Post Holdings
144A 5.625%
1/15/28 #	400,000	423,548
144A 5.75%
3/1/27 #	345,000	361,198
		3,482,298
Electric – 0.57%
Comision Federal de
Electricidad 144A
4.875% 1/15/24 #	250,000	273,911
Mong Duong Finance
Holdings 144A
5.125% 5/7/29 #	500,000	498,208
		772,119
Energy – 7.36%
Apache
4.75% 4/15/43	217,000	214,893
4.875% 11/15/27	165,000	173,471
Ascent Resources Utica
Holdings 144A
7.00% 11/1/26 #	355,000	365,776
Cheniere Corpus Christi
Holdings
5.125% 6/30/27	92,000	106,834
5.875% 3/31/25	222,000	255,167

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
CNX Resources
144A 6.00%
1/15/29 #	350,000	$374,120
144A 7.25%
3/14/27 #	165,000	177,647
Crestwood Midstream
Partners 144A 6.00%
2/1/29 #	350,000	362,721
DCP Midstream
Operating 5.125%
5/15/29	495,000	534,241
Energy Transfer 5.50%
6/1/27	260,000	304,613
EQM Midstream Partners
144A 4.75%
1/15/31 #	210,000	211,604
144A 6.50%
7/1/27 #	355,000	391,041
Genesis Energy
7.75% 2/1/28	490,000	493,523
8.00% 1/15/27	360,000	370,350
KazMunayGas National
144A 5.375%
4/24/30 #	216,000	258,193
Murphy Oil 6.375%
7/15/28	600,000	630,852
NuStar Logistics 5.625%
4/28/27	402,000	425,805
Occidental Petroleum
3.00% 2/15/27	190,000	179,997
3.40% 4/15/26	180,000	175,735
3.50% 8/15/29	190,000	178,384
6.125% 1/1/31	320,000	355,354
6.45% 9/15/36	155,000	174,818
6.625% 9/1/30	310,000	355,666
PDC Energy 5.75%
5/15/26	403,000	421,139
Petronas Capital 144A
2.48% 1/28/32 #	200,000	199,236
Southwestern Energy
7.75% 10/1/27	330,000	358,727
Targa Resources Partners
5.375% 2/1/27	708,000	738,016
TechnipFMC 144A
6.50% 2/1/26 #	660,000	710,670
Tengizchevroil Finance
Co. International
144A 2.625%
8/15/25 #	200,000	204,509
Western Midstream
Operating 4.75%
8/15/28	170,000	182,606
		9,885,708
Financials – 2.55%
AerCap Global Aviation
Trust 144A 6.50%
6/15/45 #, µ	400,000	426,500
Ally Financial
4.70% 5/15/26 µ, ψ	345,000	355,350
5.75% 11/20/25	702,000	808,154
8.00% 11/1/31	250,000	353,659
CCO Holdings 4.50%
5/1/32	85,000	86,050
DAE Sukuk Difc 144A
3.75% 2/15/26 #	400,000	420,824
Hightower Holding 144A
6.75% 4/15/29 #	220,000	223,600
Midcap Financial Issuer
Trust 144A 6.50%
5/1/28 #	405,000	424,185
MSCI 144A 3.625%
11/1/31 #	325,000	328,065
		3,426,387
Healthcare – 5.60%
Bausch Health 144A
5.50% 11/1/25 #	675,000	693,765
Centene
3.375% 2/15/30	535,000	541,062
4.625% 12/15/29	360,000	389,111
144A 5.375%
8/15/26 #	880,000	921,826
Community Health
Systems
144A 4.75%
2/15/31 #	220,000	216,031
144A 6.125%
4/1/30 #	130,000	129,630
144A 6.625%
2/15/25 #	305,000	321,394
DaVita 144A 4.625%
6/1/30 #	300,000	306,358
Encompass Health
5.75% 9/15/25	361,000	372,288
HCA
5.375% 2/1/25	1,076,000	1,205,120
5.875% 2/15/26	166,000	189,863
7.58% 9/15/25	194,000	232,800

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Ortho-Clinical
Diagnostics 144A
7.25% 2/1/28 #	168,000	$182,927
Service Corp
International 4.00%
5/15/31	635,000	647,351
Tenet Healthcare
144A 4.25%
6/1/29 #	360,000	360,317
5.125% 5/1/25	415,000	421,231
144A 6.125%
10/1/28 #	380,000	398,223
		7,529,297
Insurance – 1.12%
HUB International 144A
7.00% 5/1/26 #	685,000	712,318
USI 144A 6.875%
5/1/25 #	782,000	795,943
		1,508,261
Media – 4.76%
AMC Networks 4.25%
2/15/29	805,000	799,969
CCO Holdings
144A 4.50%
8/15/30 #	380,000	387,712
144A 5.125%
5/1/27 #	250,000	261,563
144A 5.375%
6/1/29 #	285,000	310,084
144A 5.875%
5/1/27 #	506,000	523,113
Clear Channel Outdoor
Holdings 144A
7.50% 6/1/29 #	215,000	214,710
CSC Holdings 144A
3.375% 2/15/31 #	900,000	840,978
Gray Television 144A
4.75% 10/15/30 #	750,000	737,745
Netflix 5.875%
11/15/28	685,000	829,771
Sinclair Television Group
144A 5.125%
2/15/27 #	453,000	454,132
Sirius XM Radio 144A
5.00% 8/1/27 #	655,000	685,294
Terrier Media Buyer
144A 8.875%
12/15/27 #	325,000	348,156
		6,393,227
REIT Diversified – 0.05%
Global Net Lease 144A
3.75% 12/15/27 #	74,000	71,723
		71,723
REIT Hotel – 0.19%
MGM Growth Properties
Operating Partnership
144A 3.875%
2/15/29 #	35,000	35,455
5.75% 2/1/27	195,000	216,207
		251,662
REIT Self-Storage – 0.51%
Iron Mountain 144A
4.50% 2/15/31 #	695,000	691,733
		691,733
Services – 0.95%
Nielsen Finance
144A 4.50%
7/15/29 #	90,000	90,356
144A 4.75%
7/15/31 #	305,000	305,397
Prime Security Services
Borrower 144A
5.75% 4/15/26 #	495,000	542,173
United Rentals North
America 3.875%
2/15/31	330,000	332,062
		1,269,988
Technology – 1.14%
BY Crown Parent 144A
7.375% 10/15/24 #	70,000	71,563
Go Daddy Operating
144A 3.50%
3/1/29 #	355,000	343,019
SS&C Technologies 144A
5.50% 9/30/27 #	1,055,000	1,118,669
		1,533,251
Transportation – 1.47%
Delta Air Lines 7.375%
1/15/26	846,000	996,808
Mileage Plus Holdings
144A 6.50%
6/20/27 #	330,000	362,688
Rutas 2 and 7 Finance
144A 3.413%
9/30/36 #, ^	200,000	143,500

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
United Airlines
144A 4.375%
4/15/26 #	120,000	$124,502
144A 4.625%
4/15/29 #	150,000	155,160
VistaJet Malta Finance
144A 10.50%
6/1/24 #	180,000	193,275
		1,975,933
Utilities – 2.78%
Calpine
144A 5.00%
2/1/31 #	645,000	626,424
144A 5.25%
6/1/26 #	215,000	221,564
Covanta Holding
5.875% 7/1/25	557,000	576,553
Edison International
5.375% 3/15/26 µ, ψ	325,000	329,063
Enel 144A 8.75%
9/24/73 #, µ	200,000	232,800
GFL Environmental 144A
3.75% 8/1/25 #	130,000	133,349
Infraestructura
Energetica Nova
144A 3.75%
1/14/28 #	200,000	214,500
NRG Energy 144A
3.625% 2/15/31 #	700,000	672,003
PG&E 5.25% 7/1/30	360,000	364,500
Vistra Operations 144A
4.375% 5/1/29 #	360,000	362,551
		3,733,307
Total Corporate Bonds
(cost $69,236,195)		71,766,635

Sovereign Bonds – 3.04%Δ
Armenia – 0.14%
Republic of Armenia
International Bond
144A 3.60% 2/2/31 #	200,000	185,544
		185,544
Brazil – 0.15%
Brazil Notas do Tesouro
Nacional Serie F
10.00% 1/1/27	1,000,000	204,255
		204,255
Colombia – 0.14%
Columbian Government
Bond
7.00% 6/30/32	703,600,000	182,598
		182,598
Dominican Republic – 0.12%
Dominican Republic
International Bond
144A 4.875%
9/23/32 #	150,000	155,550
		155,550
Egypt – 0.30%
Egypt Government
International Bond
7.903% 2/21/48	400,000	405,620
		405,620
Honduras – 0.12%
Honduras Government
International Bond
144A 5.625%
6/24/30 #	150,000	158,250
		158,250
Indonesia – 0.20%
Indonesia Government
International Bond
144A 4.125%
1/15/25 #	200,000	221,195
Indonesia Treasury Bond
6.125% 5/15/28	728,000,000	50,925
		272,120
Ivory Coast – 0.26%
Ivory Coast Government
International Bonds
144A 6.125%
6/15/33 #	200,000	213,593
144A 6.875%
10/17/40 #	100,000	133,454
		347,047
Malaysia – 0.22%
Malaysia Government
Bond
3.955% 9/15/25	1,174,000	299,897
		299,897
Morocco – 0.15%
Morocco Government
International Bond
144A 2.375%
12/15/27 #	200,000	195,880
		195,880

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

	Principal
	amount°	Value (US $)
Sovereign BondsΔ (continued)
Panama – 0.05%
Panama Government
International Bond
144A 3.75%
4/17/26 #	67,000	$72,505
		72,505
Paraguay – 0.17%
Paraguay Government
International Bond
144A 4.95%
4/28/31 #	200,000	227,352
		227,352
Peru – 0.15%
Peruvian Government
International Bond
2.392% 1/23/26	200,000	206,378
		206,378
Romania – 0.19%
Romania Government
Bond 4.15% 1/26/28	595,000	157,834
Romanian Government
International Bond
144A 3.00%
2/14/31 #	100,000	102,782
		260,616
Serbia – 0.10%
Serbia International
Bond
144A 3.125%
5/15/27 #	100,000	135,303
		135,303
Ukraine – 0.18%
Ukraine Government
International Bond
144A 7.75% 9/1/21 #	237,000	240,405
		240,405
Uruguay – 0.23%
Uruguay Government
International Bonds
4.375% 1/23/31	100,000	116,157
9.875% 6/20/22	8,416,000	198,335
		314,492
Uzbekistan – 0.17%
Republic of Uzbekistan
Bond
144A 5.375%
2/20/29 #	200,000	$223,814
		223,814
Total Sovereign Bonds
(cost $4,065,468)		4,087,626

Supranational Bank – 0.31%
Banque Ouest Africaine
de Developpement
144A 4.70%
10/22/31 #	200,000	215,288
Central American Bank
for Economic
Integration
144A 2.00%
5/6/25 #	200,000	208,456
Total Supranational Bank
(cost $403,172)		423,744

	Number of
	shares
Common Stock – 60.86%~
Communication Services – 5.58%
Alphabet Class A †	10	23,568
Alphabet Class C †	25	60,289
AT&T	28,390	835,518
Century Communications =,
†	125,000	0
Comcast Class A	7,700	441,518
Facebook Class A †	220	72,321
KDDI	50,000	1,706,651
Orange	107,480	1,373,052
Publicis Groupe	25,940	1,755,606
Take-Two Interactive
Software †	380	70,513
Verizon Communications	20,070	1,133,754
ViacomCBS Class B	400	16,968
		7,489,758
Consumer Discretionary – 7.74%
adidas AG	4,570	1,668,244
Amazon.com †	75	241,730
Best Buy	337	39,173
Buckle	1,970	82,976
eBay	1,380	84,014
Genuine Parts	6,500	852,280
H & M Hennes & Mauritz
Class B †	47,920	1,239,815

	Number of
	shares	Value (US $)
Common Stock~ (continued)
Consumer Discretionary (continued)
Home Depot	3,040	$969,486
Lowe’s	600	116,898
MercadoLibre †	10	13,587
Newell Brands	1,152	33,051
Next †	4,760	551,086
NIKE Class B	510	69,595
Ross Stores	390	49,292
Sodexo †	16,430	1,587,618
Sturm Ruger & Co.	910	71,835
Swatch Group	6,870	2,489,850
Tesla †	61	38,139
TJX	1,180	79,697
Tractor Supply	480	87,216
Ulta Beauty †	106	36,608
		10,402,190
Consumer Staples – 14.95%
Altria Group	1,580	77,768
Archer-Daniels-Midland	6,400	425,792
Asahi Group Holdings	20,300	985,105
Clorox	340	60,088
Colgate-Palmolive	470	39,377
Conagra Brands	22,300	849,630
Danone	37,010	2,638,408
Diageo	70,760	3,418,265
Essity Class B	34,440	1,192,770
General Mills	9,000	565,740
Kao	26,600	1,637,631
Kellogg	770	50,427
Kirin Holdings	23,800	480,616
Koninklijke Ahold Delhaize	63,820	1,854,966
Kroger	540	19,969
Lawson	16,300	747,958
Nestle	21,590	2,667,127
Philip Morris International	910	87,751
Procter & Gamble	2,800	377,580
Seven & i Holdings	43,300	1,911,610
		20,088,578
Energy – 1.27%
Chevron	185	19,201
ConocoPhillips	8,066	449,599
Exxon Mobil	1,874	109,386
Kinder Morgan	3,700	67,858
TotalEnergies ADR	8,500	396,865
Williams	25,192	663,557
		1,706,466
Financials – 3.88%
AGNC Investment	3,380	62,665
Allstate	3,500	478,135
American International
Group	16,800	887,712
Ameriprise Financial	340	88,346
Artisan Partners Asset
Management Class A	1,210	61,807
BlackRock	110	96,474
Discover Financial Services	4,373	512,778
Invesco	3,000	85,590
MetLife	12,270	801,967
Principal Financial Group	1,200	78,468
Prudential Financial	790	84,506
S&P Global	195	73,997
Synchrony Financial	1,109	52,578
Truist Financial	16,300	1,007,014
US Bancorp	13,900	844,842
		5,216,879
Healthcare – 11.10%
AbbVie	7,105	804,286
AmerisourceBergen	670	76,876
Amgen	2,060	490,156
Bristol-Myers Squibb	5,800	381,176
Cardinal Health	11,600	650,412
Cigna	1,600	414,160
CVS Health	5,100	440,844
Eli Lilly & Co.	320	63,917
Fresenius Medical Care AG &
Co.	31,880	2,557,268
Humana	89	38,955
Johnson & Johnson	4,440	751,470
Merck & Co.	12,530	950,902
Molina Healthcare †	143	35,944
Novo Nordisk Class B	34,780	2,752,708
Pfizer	13,110	507,750
Roche Holding	6,540	2,294,635
Smith & Nephew	55,030	1,203,066
UnitedHealth Group	92	37,897
Viatris	29,786	453,939
		14,906,361
Industrials – 4.18%
Caterpillar	2,900	699,132
Honeywell International	1,900	438,729
Lockheed Martin	1,700	649,740
Northrop Grumman	1,200	439,044
Raytheon Technologies	8,700	771,777
Secom	6,200	491,721
Securitas Class B	123,124	2,017,928

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

	Number of
	shares	Value (US $)
Common Stock~ (continued)
Industrials (continued)
United Parcel Service
Class B	510	$109,446
		5,617,517
Information Technology – 7.84%
Adobe †	205	103,439
Amadeus IT Group †	20,660	1,562,018
Apple	3,581	446,228
Automatic Data Processing	2,300	450,846
Broadcom	2,640	1,246,951
Cisco Systems	22,100	1,169,090
Dropbox Class A †	2,660	72,751
Enphase Energy †	460	65,803
HP	2,580	75,413
Intel	12,400	708,288
International Business
Machines	5,992	861,290
Lam Research	160	103,976
Maxim Integrated Products	850	86,708
Microsoft	1,640	409,475
Monolithic Power Systems	190	65,193
NetApp	1,180	91,297
NVIDIA	184	119,559
Oracle	7,300	574,802
Paychex	640	64,730
Paycom Software †	170	56,032
QUALCOMM	640	86,106
SAP	13,730	1,927,460
TE Connectivity	354	48,031
Western Union	2,700	66,069
Xilinx	580	73,660
		10,535,215
Materials – 2.35%
Air Liquide	13,710	2,333,256
Dow	1,220	83,472
DuPont de Nemours	8,700	735,933
		3,152,661
Real Estate – 0.02%
eXp World Holdings †	840	27,098
		27,098
REIT Diversified – 0.03%
VICI Properties	1,370	42,648
		42,648
REIT Healthcare – 0.07%
Medical Properties Trust	1,680	35,566
Omega Healthcare Investors	1,560	57,127
		92,693
REIT Mall – 0.07%
Simon Property Group	670	86,088
		86,088
REIT Multifamily – 0.65%
Equity Residential	11,300	875,185
		875,185
REIT Self-Storage – 0.07%
Iron Mountain	2,020	87,951
		87,951
Utilities – 1.06%
Edison International	14,100	787,767
Entergy	5,100	536,826
NRG Energy	2,029	65,232
PPL	1,250	36,388
		1,426,213
Total Common Stock
(cost $68,417,981)		81,753,501

Convertible Preferred Stock – 2.71%
2020 Mandatory
Exchangeable Trust
144A 6.50% exercise
price $47.09, maturity
date 5/16/23 #	173	293,564
AMG Capital Trust II
5.15% exercise price
$195.47, maturity
date 10/15/37	5,086	297,785
Bank of America 7.25%
exercise price
$50.00**	179	251,610
El Paso Energy Capital
Trust I 4.75% exercise
price $34.49, maturity
date 3/31/28	12,852	654,167
Elanco Animal Health
5.00% exercise price
$38.40, maturity date
2/1/23	8,436	456,809
Essential Utilities 6.00%
exercise price $42.29,
maturity date
4/30/22	6,150	370,415
Lyondellbasell Advanced
Polymers 6.00%
exercise price
$52.33**	560	585,928
QTS Realty Trust 6.50%
exercise price
$46.65**	2,152	307,327

	Number of
	shares	Value (US $)
Convertible Preferred Stock (continued)
UGI 7.25% exercise
price $52.57, maturity
date 6/1/24	4,100	$426,400
Total Convertible Preferred Stock
(cost $3,242,152)		3,644,005

Exchange-Traded Funds – 0.71%
iShares Core US REIT ETF	1,620	92,712
iShares MSCI EAFE ETF	420	33,949
iShares Russell 1000 Growth
ETF	90	23,053
iShares Trust iShares ESG
Aware MSCI EAFE ETF	8,390	680,429
Vanguard FTSE Developed
Markets ETF	180	9,436
Vanguard Mega Cap Growth
ETF	75	16,393
Vanguard Real Estate ETF	930	92,888
Total Exchange-Traded Funds
(cost $880,709)		948,860

Limited Partnerships – 1.38%@
Merion Champion’s Walk=,
†, π	1,085,000	958,597
Merion Countryside=, †, π	780,938	891,987
Total Limited Partnerships
(cost $845,456)		1,850,584

	Principal
	amount°
Leveraged Non-Recourse Security – 0.00%
JPMorgan Fixed Income
Auction Pass Through
Trust
Series 2007-B 144A
0.002%
1/15/87#, =, ◆	500,000	500
Total Leveraged Non-Recourse Security
(cost $425,000)		500

	Number of
	shares
Short-Term Investments – 3.05%
Money Market Mutual Funds – 3.05%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.03%)	1,022,833	1,022,833
Fidelity Investments
Money Market
Government Portfolio
– Class I (seven-day
effective yield 0.01%)	1,022,833	1,022,833
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.02%)	1,022,833	1,022,833
Morgan Stanley
Government Portfolio
– Institutional Share
Class (seven-day
effective yield 0.00%)	1,022,833	1,022,833
Total Short-Term Investments
(cost $4,091,332)		4,091,332
Total Value of
Securities–135.65%
(cost $163,686,618)		$182,227,648

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2021, the aggregate value of Rule 144A securities was $50,283,299, which represents 37.43% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at May 31, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
Δ	Securities have been classified by country of origin.
~	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 2.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
**	Perpetual security with no stated maturity date.
@	Invests in multi-family real estate properties.

Schedule of investments
Delaware Enhanced Global Dividend and Income Fund

π

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At May 31, 2021, the aggregate value of restricted securities was $1,850,584, which represented 1.38% of the Fund’s net assets. See table for additional details on restricted securities.

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Merion Champion’s Walk	8/4/2017	$762,075	$868,490
Merion Champion’s Walk	2/13/2018	19,767	22,527
Merion Champion’s Walk	7/11/2018	20,844	22,527
Merion Champion’s Walk	10/22/2018	21,208	22,527
Merion Champion’s Walk	2/13/2019	21,562	22,526
Merion Countryside	5/11/2016	—	792,084
Merion Countryside	4/7/2017	—	64,223
Merion Countryside	5/3/2018	—	35,680
Total		$845,456	$1,850,584

The following foreign currency exchange contracts and swap contracts were outstanding at May 31, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	EUR	(76,146)	USD	92,799	6/1/21	$—	$(65)
BNYM	EUR	109,716	USD	(133,942)	6/1/21	—	(139)
BNYM	GBP	63,426	USD	(90,142)	6/1/21	—	(130)
BNYM	GBP	51,674	USD	(73,368)	6/2/21	—	(34)
BNYM	JPY	(100,490,925)	USD	914,999	6/1/21	51	—
CITI	COP	(732,423,900)	USD	203,000	6/25/21	5,834	—
JPMCB	BRL	(975,304)	USD	176,000	8/27/21	—	(9,374)
JPMCB	CNY	550,620	USD	(84,347)	7/30/21	1,808	—
JPMCB	EUR	(385,293)	USD	466,439	7/30/21	—	(3,992)
JPMCB	KZT	221,608,450	USD	(507,113)	7/30/21	4,661	—
JPMCB	MXN	20,507	USD	(1,022)	7/30/21	—	(1)
Total Foreign Currency Exchange Contracts						$12,354	$(13,735)

Swap Contracts

CDS Contracts2

Counterparty/				Upfront
Reference Obligation/				Payments		Variation Margin
Termination Date/	Notional	Annual Protection		Paid	Unrealized	Due from
Payment Frequency	Amount[3]	Payments	Value	(Received)	Depreciation[4]	(Due to) Brokers
Over-The-Counter:
Protection Purchased/
Moody’s Ratings:
JPMCB - Federative
Republic of Brazil
4.25% 6/6/25 B2
6/22/26 - Quarterly	187,000	1.000%	$6,411	$10,944	$(4,533)	$—
			$6,411	$10,944	$(4,533)	$—

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contract and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1	See Note 6 in “Notes to Financial statements”.

2

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

3	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
4	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(291).

Summary of abbreviations:

ADR – American Depositary Receipt
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
CDS – Credit Default Swap
CITI – Citigroup
EAFE – Europe, Australasia, and Far East
ESG – Environmental, Social, and Governance
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GS – Goldman Sachs
JPMCB – JPMorgan Chase Bank
MSCI – Morgan Stanley Capital International
REIT – Real Estate Investment Trust
S&P – Standard & Poor’s Financial Services LLC

Summary of currencies:

BRL – Brazilian Real
CNY – China Yuan Renminbi
COP – Colombia Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
KZT – Kazakhstan Tenge
MXN – Mexican Peso
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Enhanced Global Dividend and Income Fund

May 31, 2021 (Unaudited)

Assets:
Investments, at value*	$182,227,648
Foreign currencies, at valueΔ	724,209
Dividends and interest receivable	1,198,138
Receivable for securities sold	1,193,395
Foreign tax reclaims receivable	341,501
Unrealized appreciation on foreign currency exchange contracts	12,354
Upfront payments paid on credit default swap contracts	10,944
Total Assets	185,708,189
Liabilities:
Due to custodian	6,916
Borrowing under line of credit	49,500,000
Payable for securities purchased	1,560,922
Investment management fees payable to affiliates	147,731
Other accrued expenses	110,428
Interest expense payable on line of credit	16,285
Unrealized depreciation on foreign currency exchange contracts	13,735
Reports and statements to shareholders expenses payable to affiliates	8,754
Unrealized depreciation on credit default swap contracts	4,533
Accounting and administration expenses payable to affiliates	883
Swap payments payable	369
Trustees’ fees and expenses payable to affiliates	182
Legal fees payable to affiliates	82
Total Liabilities	51,370,820
Total Net Assets	$134,337,369

Net Assets Consist of:
Paid-In Capital	$121,179,743
Total distributable earnings (loss)	13,157,626
Total Net Assets	$134,337,369

Common Shares:
Net assets	$134,337,369
Shares of beneficial interest outstanding	11,887,336
Net asset value per share	$11.30
____________________
* Investments, at cost	$163,686,618
Δ Foreign currencies, at cost	723,305

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Enhanced Global Dividend and Income Fund

Six months ended May 31, 2021 (Unaudited)

Investment Income:
Interest	$1,995,273
Dividends	1,328,891
Foreign tax withheld	(112,933)
3,211,231

Expenses:
Management fees	842,693
Interest expense	248,551
Reports and statements to shareholders expenses	64,536
Legal fees	55,301
Dividend disbursing and transfer agent fees and expenses	44,675
Audit and tax fees	40,795
Accounting and administration expenses	34,251
Custodian fees	14,945
Trustees’ fees and expenses	2,579
Registration fees	144
Other expenses	52,193
Total operating expenses	1,400,663
Net Investment Income	1,810,568
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,750,034
Foreign currencies	7,816
Foreign currency exchange contracts	(16,005)
Swap contracts	(3,895)
Net realized gain	5,737,950

Net change in unrealized appreciation (depreciation) of:
Investments	7,217,983
Foreign currencies	(4,681)
Foreign currency exchange contracts	7,321
Swap contracts	(60)
Net change in unrealized appreciation (depreciation)	7,220,563
Net Realized and Unrealized Gain	12,958,513
Net Increase in Net Assets Resulting from Operations	$14,769,081

See accompanying notes, which are an integral part of the financial statements.

(continues)                    17

Statements of changes in net assets
Delaware Enhanced Global Dividend and Income Fund

	Six months
	ended
	5/31/21	Year ended
	(Unaudited)	11/30/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,810,568	$3,586,525
Net realized gain (loss)	5,737,950	(5,482,896)
Net change in unrealized appreciation (depreciation)	7,220,563	4,016,012
Net increase in net assets resulting from operations	14,769,081	2,119,641

Dividends and Distributions to Shareholders from:
Distributable earnings	(4,076,167)	(3,922,447)
Return of capital	—	(5,887,155)
Total distributions to shareholders	(4,076,167)	(9,809,602)
Capital Share Transactions:
Cost of shares redeemed [1]	(108,285)	(1,010,719)
Decrease in net assets derived from capital share transactions	(108,285)	(1,010,719)
Net Increase (Decrease) in Net Assets	10,584,629	(8,700,680)

Net Assets:
Beginning of period	123,752,740	132,453,420
End of period	$134,337,369	$123,752,740

[1]	See Note 4 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows
Delaware Enhanced Global Dividend and Income Fund

Six months ended May 31, 2021 (Unaudited)

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$14,769,081
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	(59,772)
Proceeds from disposition of investment securities	56,741,462
Purchase of investment securities	(55,665,378)
Proceeds (purchase) from disposition of short-term investment securities, net	(495,907)
Net realized (gain) loss on investments	(5,750,034)
Net change in unrealized (appreciation) depreciation of investments	(7,217,983)
Net change in unrealized (appreciation) depreciation of swap contracts	138
Net change in unrealized (appreciation) depreciation of foreign currencies	4,681
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	(7,321)
Return of capital distributions on investments	273,215
(Increase) decrease in receivable for securities sold	(60,705)
(Increase) decrease in dividends and interest receivable	(12,020)
(Increase) decrease in foreign dividend reclaim receivable	(43,607)
(Increase) decrease in upfront payments paid on credit default swap contracts	(1,330)
Increase (decrease) in payable for securities purchased	(1,473,589)
Increase (decrease) in Trustees’ fees and expenses payable to affiliates	(672)
Increase (decrease) in accounting and administration expenses payable to affiliates	89
Increase (decrease) in investment management fees payable to affiliates	16,863
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	5,259
Increase (decrease) in legal fees payable to affiliates	(37)
Increase (decrease) in other accrued expenses payable	(22,201)
Increase (decrease) in interest expense payable	200
Total adjustments	(13,768,649)
Net cash provided by (used for) operating activities	1,000,432

Cash provided by financing activities:
Cash received from borrowing under line of credit	10,827,243
Decrease in borrowing under line of credit	(6,927,243)
Cost of shares redeemed	(213,057)
Cash dividends and distributions paid to shareholders	(4,076,167)
Net cash used for financing activities	(389,224)

Effect of exchange rates on cash	(4,681)
Net increase (decrease) in cash	606,527
Cash at beginning of period	110,766
Cash at end of period	$717,293
Cash paid for interest expense on leverage	$248,351
The following table provides a reconciliation of cash and foreign currencies reported within the "Statement of assets and liabilities" that sum to the total of the same amounts shown above at May 31, 2021:
Cash	$(6,916)
Foreign currencies, at value	724,209
Total cash and foreign currencies at end of period	$717,293

See accompanying notes, which are an integral part of the financial statements.

(continues)                    19

Financial highlights
Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months
	ended
	5/31/21[1]	Year ended
	(Unaudited)	11/30/20	11/30/19		11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$10.40	$11.03	$10.88		$13.08	$11.43	$11.49
Income (loss) from investment operations:
Net investment income[2]	0.15	0.30	0.38		0.50	0.44	0.42
Net realized and unrealized gain (loss)	1.09	(0.11)	0.87		(1.61)	1.84	0.36
Total from investment operations	1.24	0.19	1.25		(1.11)	2.28	0.78
Less dividends and distributions from:
Net investment income	(0.34)	(0.33)	(0.40)		(0.38)	(0.51)	(0.41)
Net realized gain	—	—	—		(0.56)	—	—
Return of capital	—	(0.49)	(0.70)		(0.15)	(0.12)	(0.43)
Total dividends and distributions	(0.34)	(0.82)	(1.10)		(1.09)	(0.63)	(0.84)
Net asset value, end of period	$11.30	$10.40	$11.03		$10.88	$13.08	$11.43
Market value, end of period	$10.47	$9.60	$10.12		$9.60	$11.98	$9.65
Total return based on:[3]
Net asset value	12.49%	3.35%	13.53%	[4]	(8.38% )	21.03%	8.65%
Market value	12.91%	3.97%	18.05%	[4]	(11.74% )	31.30%	8.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$134,337	$123,753	$132,453		$137,831	$207,106	$181,220
Ratio of expenses to average net assets[5,6,7,8]	2.17%	2.47%	3.52%		3.02%	2.38%	2.30%
Ratio of net investment income to average net
assets[9]	2.80%	3.00%	3.53%		4.06%	3.50%	3.79%
Portfolio turnover	32%	62%	135%	[10]	34%	40%	54%
Leverage analysis:
Debt outstanding at end of period at par
(000 omitted)	$49,500	$45,600	$60,600		$65,600	$82,000	$82,000
Asset coverage per $1,000 of debt outstanding
at end of period	$3,714	$3,714	$3,186		$3,101	$3,526	$3,210

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.02% lower. See Note 11 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2021, and the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 1.30%, 1.29%, 1.43%, 1.31%, 1.12%, and 1.19%, respectively.
[7]	The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2021, and the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 0.28%, 0.45%, 1.00%, 0.81%, 0.56%, and 0.41%, respectively.
[8]	The ratio of interest expense to average net assets for the six months ended May 31, 2021 and the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 0.38%, 0.63%, 1.45%, 1.15%, 0.80%, and 0.59%, respectively.
[9]	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2021, and the years ended November 30, 2020, 2019, 2018, 2017, and 2016 were 2.04%, 2.12%, 2.43%, 2.85%, 2.47%, and 2.63%, respectively.
[10]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019, due to the enhanced income strategy by engaging in dividend capture trading.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

May 31, 2021 (Unaudited)

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds® by Macquarie, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P. (DDLP).

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap contracts (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the six months ended May 31, 2021 and for all open tax years (years ended November 30, 2017–November 30, 2020), and has concluded that no provision for

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

1. Significant Accounting Policies (continued)

federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the six months ended May 31, 2021, the Fund did not incur any interest or tax penalties.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the six months ended May 31, 2021.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee of 0.95%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

DMC’s affiliate, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), acts as sub-advisor to the Manager and provides asset allocation services to the Fund. MIMAK has primary day-to-day responsibility for managing the Fund and may allocate assets to its affiliate, Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. MIMAK may also allocate assets to the Manager.

DMC, and as applicable, MIMAK, may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, MIMAK, and MIMGL (together, the “Affiliated Fixed Income Sub-Advisors”). The Manager may also permit these Affiliated Fixed Income Sub-Advisors to execute Fund fixed income security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Fixed Income Sub-Advisor’s specialized market knowledge. DMC may permit its affiliates, MIMGL and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Equity Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Equity Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Fixed Income Sub-Advisor and Affiliated Equity Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the six months ended May 31, 2021, the Fund was charged $4,981 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the six months ended May 31, 2021, the Fund was charged $25,330 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the six months ended May 31, 2021 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the six months ended May 31, 2021, the Fund engaged in Rule 17a-7 securities sales of $1,094,908, which resulted in net realized gain of $109,096.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

3. Investments

For the six months ended May 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$55,665,378
Sales	56,741,462

At May 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for the Fund were as follows:

Cost of investments and derivatives	$164,082,108
Aggregate unrealized appreciation of investments and derivatives	$20,965,599
Aggregate unrealized depreciation of investments and derivatives	(2,815,030)
Net unrealized appreciation of investments and derivatives	$18,150,569

At November 30, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

Loss carryforward character
Short-term	Long-term	Total
$3,406,894	$4,783,082	$8,189,976

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2021:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock	$81,753,501	$—	$—	$81,753,501
Convertible Bonds	—	13,660,861	—	13,660,861
Convertible Preferred Stock	3,644,005	—	—	3,644,005
Corporate Bonds	—	71,766,635	—	71,766,635
Exchange-Traded Funds	948,860	—	—	948,860
Leveraged Non-Recourse Security	—	—	500	500
Limited Partnerships	—	—	1,850,584	1,850,584
Sovereign Bonds	—	4,087,626	—	4,087,626
Supranational Bank	—	423,744	—	423,744
Short-Term Investments	4,091,332	—	—	4,091,332
Total Value of Securities	$90,437,698	$89,938,866	$1,851,084	$182,227,648

Derivatives[1]
Assets:
Foreign Currency Exchange
Contracts	$—	$12,354	$—	$12,354
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(13,735)	$—	$(13,735)
OTC Credit Default Swaps	—	(4,533)	—	(4,533)

[1]	Foreign currency exchange contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the six months ended May 31, 2021, there were no transfers into or out of Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

		Leveraged
	Limited	Non-Recourse
	Partnerships	Security	Total
Beginning Balance as of 11/30/20	$1,699,129	$500	$1,699,629
Amortization (premiums)	(42,745)	—	(42,745)
Net change in unrealized appreciation (depreciation)	194,200	—	194,200
Ending Balance as of 5/31/21	$1,850,584	$500	$1,851,084
Net change in unrealized appreciation (depreciation) from investments still held at 5/31/21	$194,200	$—	$194,200

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/ dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

Quantitative information about Level 3 fair value measurements for the Fund are as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs
			Trailing 12 months NOI,
Limited		Market cap	adjusted for assets and
Partnership	$1,850,584	rate method	liabilities; liquidity discount
Leveraged
Non-Recourse
Security	500	Valued by 3rd party	Unadjusted price provided by 3rd party
Total	$1,851,084

4. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market, if the shares of the Fund are trading at a discount to the Fund’s NAV on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s NAV on the dividend payment date, the Fund will issue shares to shareholders of record at NAV. During the six months ended May 31, 2021 and the year ended November 30, 2020, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.

The Fund implemented an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program commenced on August 1, 2016 and has no stated expiration date. For the six months ended May 31, 2021, the Fund repurchased 11,163 common shares valued at $108,285. The weighted average discount per share at the repurchase date was 8.17% for the six months ended May 31, 2021. For the year ended

November 30, 2020, the Fund repurchased 108,837 common shares valued at $1,010,719. The weighted average discount per share at the repurchase date was 8.60% for the year ended November 30, 2020.

The Fund intends to repurchase its common shares, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s shares by the issuer.

On May 27, 2021, the Fund’s Board approved a tender offer for the Fund’s common shares in accordance with the Fund’s Annual Measurement Period program. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 30, 2021, the first business day following the expiration of the offer. The tender offer commenced on June 2, 2021 and expired on June 29, 2021. In connection with the tender offer, the Fund purchased 594,367 shares at a total cost of $6,567,755. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 31.32%) in accordance with the terms of the tender offer.

5. Line of Credit

For the six months ended May 31, 2021, the Fund borrowed a portion of the money available to it pursuant to a $70,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 11, 2021. Effective June 11, 2021, the Fund entered into Amendment No. 6 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 10, 2022. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At May 31, 2021, the par value of loans outstanding was $49,500,000, at a variable interest rate of 0.99%. The carrying value of the loan approximates fair value. During the six months ended May 31, 2021, the average daily balance of loans outstanding was $48,407,143, at a weighted average interest rate of approximately 1.03%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the six months ended May 31, 2021, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

6. Derivatives (continued)

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the six months ended May 31, 2021, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty. During the six months ended May 31, 2021, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the six months ended May 31, 2021, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

Fair values of derivative instruments as of May 31, 2021 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$12,354	$12,354

	Liability Derivatives Fair Value
Statement of Assets and	Currency	Credit
Liabilities Location	Contracts	Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(13,735)	$—	$(13,735)
Unrealized depreciation on credit default swap contracts	—	(4,533)	(4,533)
Total	$(13,735)	$(4,533)	$(18,268)

The effect of derivative instruments on the “Statement of operations” for the six months ended May 31, 2021 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Swap
	Contracts	Contracts	Total
Currency
contracts	$(16,005)	$—	$(16,005)
Credit
contracts	—	(3,895)	(3,895)
Total	$(16,005)	$(3,895)	$(19,900)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Swap
	Contracts	Contracts	Total
Currency
contracts	$7,321	$—	$7,321
Credit
contracts	—	(60)	(60)
Total	$7,321	$(60)	$7,261

The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2021:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$542,301	$712,213
CDS contracts (average notional value)*	187,000	—

*	Long represents buying protection and short represents selling protection.

7. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

7. Offsetting (continued)

At May 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
The Bank of New York Mellon	$51	$(368)	$(317)
Citigroup	5,834	—	5,834
JPMorgan Chase Bank, National
Association	6,469	(17,900)	(11,431)
Total	$12,354	$(18,268)	$(5,914)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
The Bank of New Mellon	$(317)	$—	$—	$—	$—	$(317)
Citigroup	5,834	—	—	—	—	5,834
JPMorgan Chase Bank, National Association	(11,431)	—	—	—	—	(11,431)
Total	$(5,914)	$—	$—	$—	$—	$(5,914)

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the six months ended May 31, 2021, the Fund had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs” could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled

Notes to financial statements
Delaware Enhanced Global Dividend and Income Fund

9. Credit and Market Risk (continued)

interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended May 31, 2021. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase. As of May 31, 2021, the unfunded commitment for the limited partnership totaled $117,661.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Fund was an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $353,068 and an asset of $105,920 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

The plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liabilities reversed.

12. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to May 31, 2021, that would require recognition or disclosure in the Fund’s financial statements.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Fund management

The portfolio management team responsible for making the day-to-day investment decisions for the Fund includes Åsa Annerstedt, Adam H. Brown, Liu-Er Chen, Chris Gowlland, Jens Hansen, Allan Saustrup Jensen, Claus Juul, Nikhil G. Lalvani, Benjamin Leung, Stefan Löwenthal, John P. McCarthy, Klaus Petersen, Scot Thompson, Michael G. Wildstein, and Jürgen Wurzer. Listed below are the biographies for each member of the portfolio management team.

Åsa Annerstedt
Vice President, Portfolio Manager

Åsa Annerstedt is a portfolio manager for the firm’s Global Equity team. She joined Macquarie Investment Management (MIM) in June 2018. Annerstedt has been a portfolio manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master’s degree in finance and international trade from Lund University in Sweden.

Ms. Annerstedt has been a co-portfolio manager of the Fund since March 2019.

Adam H. Brown, CFA
Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a bachelor’s degree in Accounting from the University of Florida.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Liu-Er Chen, CFA
Managing Director, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

Chris Gowlland, CFA
Senior Vice President, Head of Equity Quantitative Research

Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm’s multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm’s equity department. Prior to joining Macquarie Investment Management in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Mr. Gowlland has been a co-portfolio manager of the Fund since July 2019.

Jens Hansen
Managing Director, Chief Investment Officer — Global Equity Team

Jens Hansen heads the firm’s Global Equity team and is a portfolio manager for the team’s strategies. He joined Macquarie Investment Management (MIM) in June 2018. Hansen has been a portfolio manager since 2001. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Mr. Hansen has been a co-portfolio manager of the Fund since March 2019.

Allan Saustrup Jensen, CFA, CAIA®
Vice President, Portfolio Manager

Allan Saustrup Jensen joined Macquarie Investment Management (MIM) in May 2020 as a portfolio manager for the firm’s Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MIM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a portfolio manager. He began his investment career at Nordea Bank. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance.

Mr. Jensen has been a co-portfolio manager of the Fund since May 2020.

Claus Juul
Vice President, Portfolio Manager

Claus Juul is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018. Juul has been a portfolio manager since 2004. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master’s degree in economics and business administration.

Mr. Juul has been a co-portfolio manager of the Fund since March 2019.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Nikhil G. Lalvani, CFA
Managing Director, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since January 2019.

Benjamin Leung, CFA
Managing Director, Co-Head of Systematic Investments, Head of Research

Benjamin Leung is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. In addition to the day-to-day management of the global portfolios, he is also the head of research, responsible for driving the continual evolution of the systematic investment process. Leung joined the MSI team in May 2005 as a quantitative analyst, where his responsibilities included the development and maintenance of various quantitative models. Following his successful efforts to expand the quantitative capability to international markets, he formed the foundation of the current systematic investment approach. Prior to joining the MSI team, he worked as a software engineer for Macquarie’s Investment Banking Group Information Services Division in Sydney. Leung received a Bachelor of Engineering with Honours and a Masters in Commerce from the University of New South Wales.

Mr. Leung has been a co-portfolio manager of the Fund since January 2021.

Stefan Löwenthal, CFA
Senior Vice President, Chief Investment Officer — Global Multi Asset Team

Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Mr. Löwenthal has been a co-portfolio manager of the Fund since September 2020.

John P. McCarthy, CFA
Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Investment Management in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Klaus Petersen, CFA
Managing Director, Senior Portfolio Manager

Klaus Petersen is a senior portfolio manager for the firm’s Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018. Petersen has been a portfolio manager since 2006. Previously, he worked for ATP, Denmark’s largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Mr. Petersen has been a co-portfolio manager of the Fund since March 2019.

Scot Thompson
Managing Director, Co-Head of Systematic Investments, Portfolio Manager

Scot Thompson is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. His responsibilities include the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. From June 2003 to August 2014, Thompson was the equities head of product, responsible for product design, development, and client relationships for the firm’s Australian and global equities product range. Before that, he was a member of the firm’s private equity fund-of-fund and performance analytics teams. Prior to joining Macquarie in November 2001 as a quantitative performance analyst, he worked on the performance analytics team for Cogent Investment Administration, where he was responsible for investment performance and attribution reporting for a variety of clients over all asset classes. Thompson also work in civil engineering before moving to finance, working for several Australian companies as a project manager focusing on underground installations, quarrying, and mining. He received a Bachelor of Civil Engineering from the University of Sydney and a Master of Applied Finance from Macquarie University.

Mr. Thompson has been a co-portfolio manager of the Fund since January 2021.

Michael G. Wildstein, CFA
Senior Managing Director, Head of US Credit and Insurance

Michael G. Wildstein is head of US credit and insurance for Macquarie Investment Management Fixed Income (MFI). He manages corporate credit-related portfolios. Before joining the team, he was a senior corporate bond analyst for MFI, focused on the telecommunications sector for high-grade and high yield portfolios. Prior to joining Macquarie Investment Management in March 2007 as a senior research analyst, Wildstein spent five years at Merrill Lynch Investment Managers in various roles that included portfolio manager for the core bond team, corporate bond research analyst, and corporate bond trader. Prior to this, Wildstein worked in finance, corporate strategy, and business development with several firms including RCN Corporation and AT&T Local Services. He earned an MBA from Drexel University and a bachelor’s degree from the University of Tampa.

Mr. Wildstein has been a co-portfolio manager of the Fund since September 2020.

Jürgen Wurzer, CFA
Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team

Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

Mr. Wurzer has been a co-portfolio manager of the Fund since September 2020.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any US federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions
for the six months ended
May 31, 2021
	Net	Net
	Realized	Realized
	Short-	Long-		Total
Net	Term	Term	Return	Per
Investment	Capital	Capital	of	Common
Income	Gains	Gains	Capital	Share
$0.1726	$0.0180	$0.0053	$0.1470	$0.3429

Percentage Breakdown of the
Total Cumulative Distributions
for the six months ended
May 31, 2021
	Net	Net
	Realized	Realized
	Short-	Long-		Total
Net	Term	Term	Return	Per
Investment	Capital	Capital	of	Common
Income	Gains	Gains	Capital	Share
50.30%	5.20%	1.60%	42.90%	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

Section 19(a) notices (continued)

necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Tender offer

As described in Note 4 to the Financial Statements, the Fund conducted a tender offer in June 2021 in accordance with the terms of the Fund’s annual Tender Offer Measurement Period program. Since the Fund’s organization in 2007, the Fund has conducted tender offers in 2018, 2019, and 2021.

Annual Tender Offer Measurement Period

The Fund’s Board of Trustees (“Board”) has adopted an annual Tender Offer Measurement Period to provide a periodic liquidity opportunity to Fund shareholders. Specifically, if the Fund is trading at an average discount to net asset value of more than 10% during a 12-week measurement period established each year by the Board commencing during the first calendar quarter of the year and ending in the second calendar quarter, the Fund will consider conducting a tender offer during the second calendar quarter, subject to the conditions in the following paragraph. The average discount will be determined on the basis of the discount or premium, as the case may be, as of the last trading day in each week during such 12-week period.

Under the Tender Offer Measurement Period program, the Fund does not accept tenders or effect repurchases if: (1) such transactions, if consummated, would (a) result in delisting of the Fund’s shares from the New York Stock Exchange (“NYSE”) (for example, if the Fund’s capitalization would fall below the minimum threshold for continued listing); (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended; or (c) result in a failure to comply with the applicable asset coverage requirements in the event any senior securities are issued and outstanding (including those required by rating agencies or lenders, if any); (2) the amount of shares tendered would require liquidation of such a substantial portion of the Fund’s portfolio securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions or such liquidation would have an adverse effect on the NAV of the Fund to the detriment of non-tendering shareholders; (3) there is any (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise adversely affecting the Fund that, in the Board’s judgment, would be material to the Fund; (b) suspension of or limitation on prices for trading securities generally on the NYSE or other national securities exchange(s), or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market System; (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State; (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions; (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States; or (f) other event or condition that, in the Board’s judgment, would have a material adverse effect on the Fund or its shareholders if tendered shares were purchased; or (4) the Board determines that effecting any such transaction would constitute a breach of its fiduciary duty owed to the Fund or its shareholders. The Board may modify these exceptions in light of experience.

There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case.

Fund strategies and risks

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its objectives by focusing on broad diversification within its portfolio by investing globally in dividend-paying or income-generating securities across multiple asset classes. The Fund may invest in a variety of dividend-paying or income-generating securities. Not all investments, however, are required to pay dividends or interest. Under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of dividend-paying or income-generating securities across multiple asset classes, including but not limited to, equity securities of large, well-established companies; securities issued by real estate companies (including real estate investment trusts (REITs) and real estate operating companies (REOCs), debt securities (such as government bonds, investment grade and high risk, high yield corporate bonds, and convertible bonds), and emerging market securities. In addition, under normal market conditions, the Fund will invest: (1) at most 60% of its net assets in securities of US issuers; (2) at least 40% of its net assets in securities of non-US issuers, unless market conditions are not deemed favorable by the Manager, in which case the Fund would invest at least 30% of its net assets in the securities of non-US issuers; and (3) up to 25% of its net assets in securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies). The Fund utilizes leveraging techniques in an attempt to obtain higher return for the Fund.

The Fund may not invest more than 25% of the Fund’s net assets in any one industry nor, with regard to 75% of the Fund’s total assets, will more than 5% be invested in the securities of any one issuer. In addition, the Manager will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream.

The Manager will determine the proportion of the Fund’s assets to be allocated among the various asset classes based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes.

US equities — The Fund invests primarily in securities of large-capitalization companies that the Manager believes generate income and/or have long-term capital appreciation potential. The Manager follows a value, quality and income-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as: a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company; favorable earnings growth prospects; expected above-average return on equity and dividend yield; the financial condition of the issuer; and various qualitative factors.

Securities issued by real estate companies — The Fund may invest in REITs and REIT-equivalents located in any country (including the United States and developed, developing, emerging market countries). The Fund may invest in REOCs located in any country (including the United States and emerging market countries). The Fund may invest in securities that represent a variety of different sectors in the real estate industry. Under certain market conditions, the Fund may shift more of its investments to US real estate companies. The Fund may invest in securities issued in any currency and may hold foreign currency.

International equities — The Manager’s investment strategy in international equities seeks long-term growth without undue risk to principal. The Fund invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The Fund will invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American, European and Global Depositary Receipts (“ADR,” “GDRs,” and “EDRs,” respectively)) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities.

Emerging market equities — The Manager’s emerging markets strategy seeks long-term capital appreciation and the Fund may invest in a broad range of emerging market equity securities, including common or ordinary stocks. The Manager’s primary emphasis will be on the stocks of companies considered to be from an emerging market country. Under normal circumstances, the Fund intends to, although it is not required to, invest a significant portion of its assets in securities of issuers located in any foreign country (in addition to the United States), including emerging markets.

Convertible securities — The Fund may invest without limit in convertible securities, which are another category of income generating equity securities. These securities may be of any credit quality, including those rated below investment grade by a nationally recognized statistical rating organization (NRSRO) or those that are unrated but deemed equivalent to non-investment grade. The Fund principally invests in convertible securities that offer favorable upside participation and downside protection relative to the underlying equity security that it is linked to. The Manager primarily utilizes convertible securities to invest in sectors or industries of the market which the Manager believes represent attractive investment opportunities but do not offer attractive yields or diversification through traditional equity or debt securities. The convertible structure enables the Manager to gain this exposure while still realizing income returns and minimizing volatility.

US investment grade fixed income — In managing the Fund’s assets allocated to the investment-grade sector, the Fund will invest principally in debt obligations issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies. The US

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

What are the Fund’s principal investment strategies? (continued)

government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities which have been established or sponsored by the US government. The investment-grade sector of the Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the US government, its agencies, or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases. Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories by an NRSRO, such as those rated AAA, AA, A, and BBB by the Standard & Poor’s Ratings Group (“S&P”) OR Fitch,Inc. (“Fitch”)or Aaa, Aa, A, and Baa by Moody’s Investors Service, Inc. (“Moody’s”), or will be unrated securities that the Manager determines are of comparable quality.

US high yield fixed income — The Fund will invest its assets that are allocated to the domestic high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and pay-in-kind securities (“PIKs”). The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody’s, or similarly rated by another NRSRO. Unrated bonds may be more speculative in nature than rated bonds.

International developed markets fixed income — The international developed markets fixed income sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

Emerging markets fixed income — The Fund may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. Fixed income securities in the emerging markets fixed income sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.

Other strategies

The Fund may use leverage by borrowing through its line of credit. The Fund reserves the right, if the Manager believes that market conditions are appropriate, to use leverage to the extent permitted by the 1940 Act requirements. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap (CDS) contracts and the use of other derivatives instruments and reverse repurchase agreements.

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivatives transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps, and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets. The aggregate notional amount (typically, the principal amount of the reference security or securities) of the Fund’s investments in the CDS contracts will be limited to 15% of its total net assets. The Fund may also use swaps, financial futures contracts, options on financial futures, or options based on either an index of long-term securities or on equity securities whose prices, in the opinion of the Manager, correlate with the prices of the Fund’s investments.

The Fund may also invest in collateralized mortgage obligations and real estate mortgage investment conduits; bank loans (rated below investment grade); Brady Bonds; other investment companies, including open-end, closed-end, or unregistered investment companies; master limited partnerships; repurchase agreements; privately-placed debt and other securities whose resale is restricted under applicable securities laws, restricted securities, including securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act; short-term investments (including time deposits, certificates of deposit and bankers’ acceptances issued by a US commercial bank; commercial paper and short-term corporate obligations with the highest quality rating by a NRSRO or, if not so rated, of comparable quality as determined by the Manager; US government securities; and repurchase agreements collateralized by securities); options on foreign currencies; forward foreign currency contracts; relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average; securities on a when-issued or delayed-delivery basis.

The Fund may invest in other investment companies which can include open-end funds, closed-end funds, unit investment trusts and business development companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

The Fund may invest up to 10% of the value of its net assets in illiquid securities.

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective. Further, the Fund is authorized to borrow up to 5% of its total assets for temporary defensive purposes such as the clearance of portfolio transactions, the payment of dividends or in connection with tender offers or shares repurchases.

The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes. In addition, the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other securities transactions. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. For additional information regarding Securities Lending, see Note 8 in “Notes to financial statements.”

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor to the Fund’s investment manager and provides asset allocation services. MIMAK has primary day-to-day responsibility for managing the Fund, and may allocate assets to its affiliate, Macquarie Investment Management Global Limited (MIMGL), to invest in real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations relating to fixed income securities from the Manager’s affiliates: Macquarie Investment Management Europe Limited (MIMEL) and MIMGL. MIMAK may also permit MIMGL, and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and MIMAK may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Other Fund information (Unaudited)
Delaware Enhanced Global Dividend and Income Fund

What are the principal risks of investing in the Fund? (continued)

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. For a further discussion of credit and market risks, see Note 9 in “Notes to financial statements.”

Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds.

Issuer risk — The risk that the value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. Where registration is required to sell a security, a fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the fund.

High yield risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Leveraging risk — The risk that certain fund transactions using leveraging techniques may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to a fund. Leveraging techniques, such as borrowing, will pose certain risks for shareholders, including the possibility of higher volatility of both the NAV and market value of the shares. There can be no assurance that a fund would be able to realize a higher net return on its investment portfolio than the then current dividend interest rate on any senior securities. In such event, the fund leveraged capital structure would result in a lower yield to the shareholders than if the fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the NAV of shares than if a fund were not leveraged, which may be reflected in a greater decline in the market price of the shares.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

Call options risk — The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a fund to additional costs. Derivatives may be difficult to sell, unwind or value.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Counterparty risk — The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Forward foreign currency risk — The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Lower rated convertible securities and preferred stock risk — The risk that lower rated convertible securities and preferred stock are subject to a more limited and less liquid secondary trading market, greater price volatility, and reduced creditworthiness of issuers. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of pricing its portfolio and calculating its NAV. Lower quality convertible securities and preferred stocks may have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities. In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.

Securities lending risk — The risk that in a securities lending transaction, the borrower would fail financially at a time when the value of the security increases. In addition, should the borrower become insolvent, a fund could be faced with loss of rights in the collateral. For additional discussion on Securities lending risk, see Note 10 in “Notes to financial statements.”

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

About the organization

This semiannual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.

Board of directors/trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds® by Macquarie
Philadelphia, PA

Jerome D. Abernathy+
Managing Member
Stonebrook Capital Management, LLC
Jersey City, NJ

Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie
Private Investor
Rosemont, PA

Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY

Joseph W. Chow
Former Executive Vice President
State Street Corporation
Boston, MA

H. Jeffrey Dobbs
Former Global Chairman
of Industrial Manufacturing
KPMG LLP
Detroit, MI

John A. Fry+
President
Drexel University
Philadelphia, PA

Joseph Harroz, Jr.
President
University of Oklahoma
Norman, OK

Sandra A.J. Lawrence
Former Chief Administrative Officer
Children’s Mercy Hospitals and Clinics
Kansas City, MO

+Audit Committee member

Frances A. Sevilla-Sacasa
Former Chief Executive Officer
Banco Itaú International
Miami, FL

Thomas K. Whitford+
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Christianna Wood+
Chief Executive Officer and President
Gore Creek Capital, Ltd.
Golden, CO

Janet L. Yeomans
Former Vice President and Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie
Philadelphia, PA

Daniel V. Geatens
Senior Vice President and Treasurer
Delaware Funds by Macquarie
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference

Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager
Delaware Management Company, a series
of Macquarie Investment Management
Business Trust (MIMBT)
Philadelphia, PA

Principal office of the Fund
610 Market Street
Philadelphia, PA 19106-2354

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer agent
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252
computershare.com/investor

Website
delawarefunds.com/closed-end

Your reinvestment options
Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the semiannual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased(1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/1/2020 - 12/31/2020)	22,036	9.68	0	11,909,371.6820
Month #2 (1/1/2021 - 1/31/2021)	0	-	0	11,887,335.6820
Month #3 (2/1/2021 - 2/28/2021)	0	-	0	11,887,335.6820
Month #4 (3/1/2021 - 3/31/2021)	0	-	0	11,887,335.6820
Month #5 (4/1/2021 - 4/30/2021)	0	-	0	11,887,335.6820
Month #6 (5/1/2021 - 5/31/2021)	0	-	0	11,887,335.6820
Total	22,036	9.68	0	11,887,335.6820

1.	The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective May 27, 2021, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 5% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 4, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 4, 2021